Advances to suppliers net	6 Months Ended
Mar. 31, 2026
Advances to suppliers net
Advances to suppliers, net

Note 4 — Advances to suppliers, net

Advances to suppliers consisted of the following:

	As of	As of
	March 31,	September 30,
	2026	2025
Advances to suppliers:	(unaudited)	(audited)
Qingyuan Nongbang Mushroom Industry Co., Ltd	$35,772,877	$16,848,007
Jingning Liannong Trading Co., Ltd	35,212,951	16,092,973
Lishui Zhelin Trading Co., Ltd	10,450,058	23,470,221
Others	5,999	19,153
Sub-total	$81,441,885	$56,430,354
Less: allowance for credit losses	(42,638,721)	(10,125,650)
Advances to suppliers, net	$38,803,164	$46,304,704

The movement of allowance for impairment loss was as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31,	September 30,
	2026	2025
	(unaudited)	(audited)
Balance as of beginning of period	$10,125,650	-
Additions	31,692,011	9,994,385
Translation adjustments	821,060	131,265
Balance as of end of period	$42,638,721	$10,125,650

On April 1, 2016, the Company entered into two separate framework supply agreements (“Framework Agreements”) with two co-operatives, Jingning Liannong Trading Co., Ltd (“JLT”) and Qingyuan Nongbang Mushroom Industry Co., Ltd (“QNMI”). These two Framework Agreements were renewed for another three years in April 2019 upon expiration and were further renewed for another three years in June 2021. Jingning County and Qingyuan County, where JLT and QNMI are located, produce premium Shiitake and Mu Er.

On April 1, 2020, the Company signed a framework cooperation agreement with Lishui Zhelin Trading Co., Ltd. (“Zhelin Trade”), which is valid for four years. Zhelin Trade is located in the agricultural product distribution center in Liandu District - Southwest Zhejiang Agricultural Trade City, which has convenient logistics and timely agricultural product information. Therefore, the cooperation agreement stipulates that Zhelin Trade will process and deliver edible mushroom products on behalf of Zhelin Trade, and the Company is required to make advance payment to ensure the timeliness of goods supply and delivery.

Many competitors of the Company and other large buyers go to family farms and co-operatives to source their supplies. Family farms and co-operatives traditionally request advance payments to secure supplies. By making advance payments to these suppliers, the Company is also able to lock in a more favorable price for premium quality than would be available in the open market.

The Framework Agreements only provide general guidelines. Actual prices are negotiated and agreed upon in individual purchase orders and are typically set at market prices based on the quality grade and quantities determined and agreed with the suppliers. Prices may vary based on market demand, crop condition, etc. The Company can generally secure the premium quality raw material supplies at prices slightly higher than the typical market prices for average quality raw materials. The quality of supplies must meet standardized specifications of both the mushroom industry and standards set by the Company.

The Company advances certain initial payments based on its estimated purchase plan from these suppliers and additional advances based on individual purchase orders placed. The Company pays advances solely to secure an adequate supply of dried mushrooms to meet its sales demands. The Company’s purchase orders require that the advances shall be refunded by suppliers if they fail to produce the contracted volume of dried mushrooms or fail to deliver supplies to the Company timely.

Advances to suppliers are carried at cost and evaluated for recoverability. The realizability evaluation process is similar to that of the lower of cost or net realizable value evaluation process for inventories. The Company periodically evaluates its advances for recoverability by monitoring suppliers’ ability to deliver a sufficient supply of mushrooms as well as current crop and market condition. This includes analyzing historical quantity and quality of production with monitoring of crop information provided by the Company’s field personnel related to weather or disaster or any other reason. If for any reason the Company believes that it will not receive supplies of the contracted volumes, the Company will assess its advances for any likelihood of recoverability and adjust advances on its financial statements at the lower of cost or estimated recoverable amounts. The advances are made primarily to these suppliers, which are co-operatives formed by many family farms, with which the Company has had long-term relationships over the years. If any of these family farms fail to deliver supplies, the Company would expect to receive a refund of the advances through these suppliers. The Company accrues for any allowance for possible loss on advances when there is doubt as to the collectability of the refund.

During the six months ended March 31, 2026, the Company recognized an additional allowance of approximately $31.7 million on advances to suppliers. As of March 31, 2026 and September 30, 2025, the total allowance for advances to suppliers was approximately $42.6 million and $10.1 million, respectively. The additional allowance recognized during the period was primarily attributable to management's strategic decision to substantially reduce and exit certain operations in the PRC, as a result of which the Company no longer expected to utilize a significant portion of these advances through future purchases.